TERMINATION AGREEMENT

This TERMINATION AGREEMENT, dated as of December 28, 2012 (this “Agreement”), by and among UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION., a Delaware corporation (“Company”), the undersigned individual whose name appears listed under the heading “Initial Stockholder” on the signature page hereto (the “Initial Stockholder”) and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation (“Escrow Agent”).

WHEREAS, the Company, the Initial Stockholder and the Escrow Agent entered into a Stock Escrow Agreement, dated as of May 13, 2011 (the “Escrow Agreement”).

WHEREAS, pursuant to section 6.2 of the Escrow Agreement, EarlyBirdCapital, Inc. (“EBC”) must provide its prior written consent to any modifications or changes to the Escrow Agreement.

WHEREAS, the parties thereto desire to terminate the Escrow Agreement as it relates to the Initial Stockholder on the terms and conditions set forth in this Agreement.

IT IS AGREED:

1.                   Definitions. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Escrow Agreement.

2.                   Release of Escrow Shares. The certificates representing the Initial Stockholder’s Escrow Shares are hereby released and shall be returned by the Escrow Agent to the Initial Stockholder.

3.                   Deposit of Escrow Shares. The Escrow Agreement is hereby terminated in its entirety and shall be of no further force or effect, provided, that, the provisions of Section 5 of the Escrow Agreement shall remain in full force and effect.

4.                   Miscellaneous.

4.1.              Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the U.S. District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 4.5 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

4.2.              Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument

4.3.              Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

4.4.              Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

4.5.              Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

If to the Company, to:

Universal Business Payment Solutions Acquisition Corporation

c/o UBPS Services, LLC

Radnor Financial Center

150 North Radnor-Chester Road, Suite F-200

Radnor, Pennsylvania 19087

Attn: Bipin C. Shah

If to a Stockholder, to the address set forth in Exhibit A.

and if to the Escrow Agent, to:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Chairman

A copy of any notice sent hereunder shall be sent to:

Dechert LLP

2929 Arch Street

Philadelphia, PA 19104

Attn: James A. Lebovitz

and:

EarlyBirdCapital, Inc.

275 Madison Avenue

27th Floor

New York, NY 10016

Attn: Steve Levine

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

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WITNESS the execution of this Agreement as of the date first above written.

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION
By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer

INITIAL STOCKHOLDER:

By:	/s/ Ira Lubert
Name: Ira Lubert

CONTINENTAL STOCK TRANSFER &
TRUST COMPANY

By:	/s/ John W. Comer, Jr.
Name: John W. Comer, Jr.
Title:

The undersigned hereby consents to the terms and conditions of this Agreement as required pursuant to section 6.2 of the Escrow Agreement.

EARLYBIRDCAPITAL,INC.

By: /s/ Steven Levine

Name: Steven Levine

Title: President

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EXHIBIT A

Name and Address of
Initial Stockholder

Ira Lubert

2929 Arch St., 13th Floor, Philadelphia, PA 19104

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